Exhibit 99.5

EXECUTION COPY

AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of August 10, 2012

To the Lenders parties to the Credit Agreement

referred to below:

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of March 12, 2012 (the “Credit Agreement”), among Exelon Corporation, a Pennsylvania corporation (as successor to Constellation Energy Group, Inc.) (the “Borrower”), the Lenders, the LC Banks and the Swingline Lender parties thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement. The Borrower seeks to amend the Credit Agreement as set forth herein, and the Majority Lenders have indicated that they are willing so to amend the Credit Agreement.

Section 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘“Termination Date” shall mean the earlier to occur of (i) December 31, 2012 and (ii) the date of termination or reduction in whole of the Commitments in accordance with this Agreement.’

Section 2. Conditions to Effectiveness. Section 1 of this Amendment shall be effective when and if (i) the Borrower and the Majority Lenders shall have executed and delivered to the Administrative Agent executed counterparts of this Amendment, (ii) no Letter of Credit shall have a stated expiry date later than the day that is five Business Days prior to the Termination Date (as amended by this Amendment) and (iii) the Second Amendment Effective Date, as defined in the Amendment No. 2 to Credit Agreement, dated as of the date hereof, to the Credit Agreement, dated as of March 23, 2011, as amended, among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders parties thereto, shall have occurred.

Section 3. Effect on the Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the LC Banks, the Swingline Lender or the Lenders under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the effectiveness of this Amendment, each reference in any Credit Document to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby.

[Amendment to Exelon Amended and Restated Credit Agreement]

Section 5. Incorporation of Miscellaneous Provisions. The provisions of Sections 9.05, 9.07, 9.08, 9.10, 9.11, 9.12, 9.13 and 9.17 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis, so as to apply to this Amendment.

If you consent and agree to the foregoing, please evidence such consent and agreement by executing and returning twelve counterparts of this Amendment to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Kai-Ting Yang (fax no. 212-556-2222, kyang@kslaw.com) by August __, 2012.

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[Amendment to Exelon Amended and Restated Credit Agreement]

2

Very truly yours, EXELON CORPORATION

By:	/s/ JONATHAN W. THAYER
Name:	Jonathan W. Thayer
Title:	Executive Vice President and Chief Financial Officer

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of the date first written above:

Bank of America N.A.
Name of Lender

By	/S/ MICHAEL MASON
	Name:	Michael Mason
	Title:	Director

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of the date first written above:

The Royal Bank of Scotland PLC

By	/S/ ANDREW N. TAYLOR
	Name:	Andrew N. Taylor
	Title:	Vice President

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of the date first written above:

Citibank, N.A.

By	/S/ ANITA J. BRICKELL
	Name:	Anita J. Brickell
	Title:	Vice President

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

BNP Paribas

By	/S/ CHRISTOPHER SKED
	Name:	CHRISTOPHER SKED
	Title:	Director

By	/S/ NICOLE MITCHELL
	Name:	Nicole Mitchell
	Title:	Vice President

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

The Bank of Nova Scotia

By	/S/ THANE RATTEW
	Name:	Thane Rattew
	Title:	Managing Director

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

GOLDMAN SACHS BANK USA

By	/S/ LAUREN DAY
	Name:	Lauren Day
	Title:	Authorized Signatory

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

UBS Loan Finance LLC
Name of Lender

By	/S/ MARY E. EVANS
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services US

By	/S/ JOSELIN FERNANDES
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services, US

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

MORGAN STANLEY BANK, N.A.
Name of Lender

By	/S/ MICHAEL KING
	Name:	Michael King
	Title:	Authorized Signatory

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

MORGAN STANLEY SENIOR FUNDING, INC.
Name of Lender

By	/S/ KELLY CHIN
	Name:	Kelly Chin
	Title:	Vice President

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

JPMORGAN CHASE BANK, N.A.

By	/S/ JUAN JAVELLANA
	Name:	Juan Javellana
	Title:	Executive Director

[Amendment to Exelon Amended and Restated Credit Agreeement]

Accepted and agreed as of

the date first written above:

CREDIT AGRICOLE AND INVESTMENT BANK

By	/S/ DARRELL STANLEY
	Name:	Darrell Stanley
	Title:	Managing Director

By	/S/ SHARADA MANNE
	Name:	Sharada Manne
	Title:	Managing Director

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

M&T Bank

By	/S/ RAMAL MORELAND
	Name:	Ramal Moreland
	Title:	Officer

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

PNC BANK, NATIONAL ASSOCIATION

By	/S/ JON HINARD
	Name:	Jon Hinard
	Title:	Senior Vice President

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

Sumitomo Mitsui Banking Corporation

By	/S/ YASUHIRO SHIRAI
	Name:	Yasuhiro Shirai
	Title:	Managing Director

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

CIBC Inc., as a Lender

By	/S/ DARREL HO
	Name:	Darrel Ho
	Title:	Executive Director

By	/S/ JOSH HOGARTH
	Name:	Josh Hogarth
	Title:	Director

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

NOMURA CORPORATE FUNDING AMERICAS, LLC
Name of Lender

By	/S/ CARL A. MAYER III
	Name:	Carl A. Mayer III
	Title:	Managing Director

[Amendment to Exelon Amended and Restated Credit Agreement]

Accepted and agreed as of

the date first written above:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/S/ NICHOLAS R. BATTISTA
	Name:	Nicholas R. Battista
	Title:	Director

[Amendment to Exelon Amended and Restated Credit Agreement]